Exhibit 10.29

Debt Offset Agreement by and between

United Time Technology Co., Ltd. and Its Shareholder

[Unofficial English Translation]

Party A: United Time Technology Co., Ltd.

Legal Representative: Minfei Bao

Address: Floor 7, Block 5A, Software Industry Base, Nanshan District, Shenzhen City

Party B (Shareholder): Minfei Bao

ID Number: 510402197304140958

Article 1: Credits and Debts

As of March 31, 2019, the credits and debts of both parties is as follows:

	Creditor	Debtor	Amount (in RMB)	Note
1	United Time Technology Co., Ltd.	Minfei Bao	733,200	Advance
2	Minfei Bao	United Time Technology Co., Ltd.	2,250,000	Loan

Article 2: Contents

1. Both parties agree that the above-mentioned credits of RMB2,225,000 that Party B has against Party A should be offset by the debt of RMB733,200 owed by Party B to Party A.

2. Party A shall carry out corresponding financial accounting management after the above offset takes effect.

3. Both parties agree to sign and seal this Agreement to acknowledge the offset of the above credits and debts.

Article 3: Representations and Warranties

1. Both parties represent that the credits to be offset are legal and valid.

2. Both parties represent and warrant that both parties have obtained all necessary authorizations and approvals for signing and performing this agreement. Signing and performing this agreement will not constitute any breach or violation of any legal documents signed by the parties to the agreement.

3. Both parties agree and confirm that from the effective date of this agreement, they will fully perform the offsetting obligations between them in accordance with the agreement.

Article 4: Dispute Resolutions

All parties shall settle disputes arising from the performance of this Agreement through friendly negotiation; If the negotiation falls apart, either party has the right to bring a lawsuit to the court where the company is registered.

Article 5: Others

If there are any matters not covered in this Agreement, both parties shall negotiate together to make written supplementary arrangements, which have the same effect as this Agreement.

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This page is the signature page to the Debt Offset Agreement.

Party A: United Time Technology Co., Ltd. (Seal Affixed)

Legal Representative: Minfei Bao

Party B (Shareholder):	/s/ Minfei Bao
Minfei Bao

Date: March 31, 2019